Exhibit 99.2

PRESS RELEASE

GE Announces Total Consideration and Amounts Accepted in its Debt Tender Offer: Expects to Repurchase Approximately $7.2 Billion in Principal Amount on December 2, 2022

Accepted Tender Amounts:

•

As previously announced, a total of approximately $9.3 billion in principal amount of the Securities denominated in U.S. dollars, approximately £629 million in principal amount of the Securities denominated in Pounds Sterling, and approximately €865 million in principal amount of the Securities denominated in Euros, each listed in the table below were validly tendered and not validly withdrawn at or prior to the Early Participation Date

•

GE accepts for purchase a total of approximately $7.0 billion in aggregate purchase price of the Securities validly tendered and not validly withdrawn at or prior to the Early Participation Date, and announces the Early Payment Date for the Tender Offer will be December 2, 2022

BOSTON – November 30, 2022 – GE (NYSE:GE) announces its acceptance of approximately $7.0 billion in aggregate purchase price (excluding the accrued and unpaid interest on such Securities) (the “Total Maximum Amount”) of the securities listed in the table below (such securities, the “Securities” and, such offer to purchase, the “Tender Offer”). GE is accepting for purchase the aggregate purchase price of all Securities with acceptance priority levels set forth in the table below (the “Acceptance Priority Levels”) 1 and 2, and the Securities with Acceptance Priority Level 3 on a pro rata basis up to the Total Maximum Amount, using a proration factor of approximately 46.42%, that were validly tendered and not validly withdrawn at or prior to 5:00 p.m., New York City time, on November 22, 2022 (such date and time, the “Early Participation Date”).

The table below outlines the title and identifiers for each series of Securities, the applicable maturity date, the principal amount outstanding as of the Early Participation Date, the Acceptance Priority Level, the principal amount tendered as of the Early Participation Date (as previously announced) as confirmed by the Information and Tender Agent (as defined below), the principal amount accepted for purchase by GE, and the applicable “Total Consideration” for the Securities accepted for purchase.

Title of Security	Security Identifier(s)	Applicable Maturity Date	Principal Amount Outstanding (thousands)	Acceptance Priority Level	Principal Amount Tendered as of the Early Participation Date (thousands)	Principal Amount Accepted for Purchase (thousands)	Total Consideration(1)
4.418% Notes due 2035*†	CUSIPs: 36164NFH3 / 36164PFH8 / 36164QNA2 ISINs: US36164NFH35 / US36164PFH82 / US36164QNA21	November 15, 2035	$6,962,918	1	$5,833,124	$5,833,124	$935.81
6.750% Notes due 2032††	CUSIP: 36962GXZ2 ISIN: US36962GXZ26	March 15, 2032	$2,452,263	2	$1,128,397	$1,128,397	$1,132.53
4.550% Notes due 2032†††	CUSIP: 36166NAK9 ISIN: US36166NAK90	May 15, 2032	$750,000	3	$607,357	$272,537	$966.33
7.500% Notes due 2035**††††	CUSIP: 36959CAA6 ISIN: US36959CAA62	August 21, 2035	$210,896	4	$112,840	$0	N/A
6.150% Notes due 2037††	CUSIP: 36962G3A0 ISIN: US36962G3A02	August 7, 2037	$258,346	5	$59,583	$0	N/A
5.875% Notes due 2038††	CUSIP: 36962G3P7 ISIN: US36962G3P70	January 14, 2038	$853,448	6	$291,753	$0	N/A
6.875% Notes due 2039††	CUSIP: 36962G4B7 ISIN: US36962G4B75	January 10, 2039	$732,225	7	$269,166	$0	N/A

Title of Security	Security Identifier(s)	Applicable Maturity Date	Principal Amount Outstanding (thousands)	Acceptance Priority Level	Principal Amount Tendered as of the Early Participation Date (thousands)	Principal Amount Accepted for Purchase (thousands)	Total Consideration(1)
6.025% Notes due 2038***†††††	CUSIP: — ISIN: XS0350890470	March 1, 2038	€484,697	8	€122,639	€0	N/A
8.000% Notes due 2039***††††††	CUSIP: — ISIN: XS0408304995	January 14, 2039	£80,222	9	£31,300	£0	N/A
7.700% Notes due 2028†††††††	CUSIP: 81413PAG0 ISIN: US81413PAG00	June 15, 2028	$143,379	10	$24,107	$0	N/A
4.500% Notes due 2044	CUSIP: 369604BH5 ISIN: US369604BH58	March 11, 2044	$532,813	11	$164,802	$0	N/A
7.500% Notes due 2027††††††††	CUSIP: 869049AE6 ISIN: US869049AE62	December 1, 2027	$81,107	12	$1,072	$0	N/A
4.350% Notes due 2050	CUSIP: 369604BY8 ISIN: US369604BY81	May 1, 2050	$438,866	13	$111,496	$0	N/A
5.625% Notes due 2031****††	CUSIP: — ISIN: XS0154681737	September 16, 2031	£17,564	14	£16,860	£0	N/A
5.375% Notes due 2040*****††	CUSIP: — ISIN: XS0182703743	December 18, 2040	£46,474	15	£24,793	£0	N/A
4.050% Notes due 2027†††	CUSIP: 36166NAH6 ISIN: US36166NAH61	May 15, 2027	$127,996	16	$28,961	$0	N/A
4.250% Notes due 2040	CUSIP: 369604BX0 ISIN: US369604BX09	May 1, 2040	$82,635	17	$26,373	$0	N/A
4.125% Notes due 2035***††	CUSIP: — ISIN: XS0229567440	September 19, 2035	€750,000	18	€299,030	€0	N/A
4.125% Notes due 2042	CUSIP: 369604BF9 ISIN: US369604BF92	October 9, 2042	$249,604	19	$16,485	$0	N/A
4.400% Notes due 2030†††	CUSIP: 36166NAJ2 ISIN: US36166NAJ28	May 15, 2030	$94,480	20	$37,936	$0	N/A
3.450% Notes due 2025†††	CUSIP: 36166NAG8 ISIN: US36166NAG88	May 15, 2025	$297,434	21	$147,688	$0	N/A
3.625% Notes due 2030	CUSIP: 369604BW2 ISIN: US369604BW26	May 1, 2030	$197,655	22	$41,351	$0	N/A
3.450% Notes due 2027	CUSIP: 369604BV4 ISIN: US369604BV43	May 1, 2027	$179,937	23	$66,327	$0	N/A
4.875% Notes due 2037***††	CUSIP: — ISIN: XS0229561831	September 18, 2037	£231,637	24	£87,974	£0	N/A
Floating Rate Notes due 2036††	CUSIP: 36962GX74 ISIN: US36962GX743	August 15, 2036	$285,787	25	$41,516	$0	N/A
Floating Rate Notes due 2026††	CUSIP: 36962GW75 ISIN: US36962GW752	May 5, 2026	$901,687	26	$174,700	$0	N/A
3.373% Notes due 2025**†	CUSIPs: 36164NFG5 / 36164PFG0 / 36164Q6M5 ISINs: US36164NFG51 / US36164PFG00 / US36164Q6M56	November 15, 2025	$321,939	27	$98,442	$0	N/A
5.550% Notes due 2026††	CUSIP: 36962GT95 ISIN: US36962GT956	January 5, 2026	$35,589	28	$17,328	$0	N/A
5.250% Notes due 2028*****††	CUSIP: — ISIN: XS0096298822	December 7, 2028	£91,919	29	£54,952	£0	N/A
3.650% Notes due 2032***†††††	CUSIP: — ISIN: XS0816246077	August 23, 2032	€290,000	30	€86,092	€0	N/A
5.875% Notes due 2033***††††††	CUSIP: — ISIN: XS0340495216	January 18, 2033	£650,000	31	£403,237	£0	N/A
2.125% Notes due 2037*††	CUSIP: — ISIN: XS1612543394	May 17, 2037	€560,230	32	€42,572	€0	N/A
6.250% Notes due 2038***††††††	CUSIP: — ISIN: XS0361336356	May 5, 2038	£52,302	33	£10,281	£0	N/A
1.875% Notes due 2027*	CUSIP: — ISIN: XS1238902057	May 28, 2027	€466,901	34	€77,052	€0	N/A
1.500% Notes due 2029*	CUSIP: — ISIN: XS1612543121	May 17, 2029	€969,116	35	€40,991	€0	N/A
Floating Rate Notes due 2029******†††††	CUSIP: — ISIN: XS0223460592	June 29, 2029	€104,411	36	€2,350	€0	N/A
0.875% Notes due 2025*	CUSIP: — ISIN: XS1612542826	May 17, 2025	€772,822	37	€132,866	€0	N/A
4.625% Notes due 2027***†††††	CUSIP: — ISIN: XS0288429532	February 22, 2027	€279,800	38	€61,200	€0	N/A

*	Listed on the New York Stock Exchange.
**	Admitted to trading on the Regulated Market of Euronext Dublin.
***	Admitted to trading on the Regulated Market of the London Stock Exchange.
****	Admitted to trading on the Regulated Market of the Luxembourg Stock Exchange.
*****	Admitted to trading on the Regulated Market of the London Stock Exchange and the Luxembourg Stock Exchange.
******	Admitted to trading on the Regulated Market of the Luxembourg Stock Exchange and Euronext Dublin.
†	Originally issued by General Electric Capital Services, Inc.
††	Issued by GE Capital International Funding Company Unlimited Company (formerly known as GE Capital International Funding Company).
†††	Originally issued by General Electric Capital Corporation.
††††	Issued by GE Capital European Funding Company Unlimited Company (formerly known as GE Capital European Funding).
†††††	Issued by GE Capital UK Funding Company Unlimited Company (formerly known as GE Capital UK Funding).
††††††	Issued by Security Capital Group Incorporated.
†††††††	Issued by GE Capital Funding, LLC.
††††††††	Issued by Security Capital Group Incorporated (as successor to SUSA Partnership, L.P.).
(1)

The Total Consideration payable for each series of Fixed Spread Securities (as defined in the Offer to Purchase) will be at a price per $1,000, £1,000 or €1,000 principal amount of such series of Fixed Spread Securities validly tendered on or prior to the Early Participation Date and accepted for purchase by GE, which is calculated using the applicable Fixed Spread set forth in our press release dated November 23, 2022, and when calculated in such a manner already includes the applicable Early Participation Amount (as defined below). The applicable Total Consideration payable for each series of Fixed Price Securities will be at a fixed price per $1,000, £1,000 or €1,000 principal amount of such series of Fixed Price Securities validly tendered on or prior to the Early Participation Date and accepted for purchase by GE, as set forth above. In addition, holders of Securities (the “Holders”) whose Securities were accepted for purchase will also receive any accrued and unpaid interest on such Securities from, and including, the most recent interest payment date prior to the Early Payment Date (as defined below) up to, but not including, the Early Payment Date.

The Tender Offer was made upon the terms and subject to the conditions set forth in the offer to purchase, dated November 8, 2022 (as it may be amended or supplemented from time to time, the “Offer to Purchase”). Capitalized terms used but not defined in this announcement have the meanings given to them in the Offer to Purchase.

As previously announced, the applicable “Total Consideration” payable for each series of Fixed Spread Securities per $1,000, £1,000 or €1,000 principal amount of such series of Fixed Spread Securities included in the Tender Offer was determined based upon the “Reference Yield” set forth in our press release dated November 23, 2022. The applicable “Total Consideration” for each series of Securities includes an early participation amount of $50 per $1,000 principal amount of the Securities denominated in U.S. dollars, £50 per £1,000 principal amount of the Securities denominated in Pounds Sterling, or €50 per €1,000 principal amount of the Securities denominated in Euros, as applicable (the “Early Participation Amount”). See the Offer to Purchase for additional information.

Withdrawal rights for the Tender Offer expired at 5:00 p.m., New York City time, on November 22, 2022, and have not been extended. The “Early Payment Date” for the Tender Offer is December 2, 2022 and the “Expiration Date” is 11:59 p.m., New York City time, on December 7, 2022, unless extended or earlier terminated by GE. Consummation of the Tender Offer is subject to certain conditions (as described in the Offer to Purchase). Given that the aggregate purchase price of the Securities validly tendered in the Tender Offer prior to the Early Participation Date exceeds the Total Maximum Amount, GE will not accept any further tenders of such Securities.

GE has retained BofA Securities, Merrill Lynch International and Morgan Stanley & Co. LLC to act as the Global Coordinators and along with BNP Paribas Securities Corp., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Goldman Sachs International to act as the Lead Dealer Managers, Deutsche Bank Securities Inc., Deutsche Bank AG, London Branch, HSBC Securities (USA) Inc., J.P.

Morgan Securities LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc., and SMBC Nikko Securities America, Inc. to act as the Senior Co-Dealer Managers, and Blaylock Van, LLC and Mischler Financial Group, Inc. to act as the Co-Dealer Managers in connection with the Tender Offer (collectively, the “Dealer Managers”). Questions regarding terms and conditions of the Tender Offer should be directed to BofA Securities at +1 (888) 292-0070 (toll free) or +1 (980) 683-3215 (collect), to Merrill Lynch International at +44 20 7996 5420 (collect), to Morgan Stanley & Co. LLC at +1 (800) 624-1808 (toll free), +1 (212) 761-1057 (collect).

D.F. King has been appointed the information and tender agent with respect to the Tender Offer (the “Information and Tender Agent”). The Offer to Purchase can be accessed at the Tender Offer website: http://www.dfking.com/ge. Questions or requests for assistance in connection with the tendering procedures for the Securities in the Tender Offer or for additional copies of the Offer to Purchase may be directed to the Information and Tender Agent at +1 (800) 714-3312 (toll free), +1 (212) 269-5550 (collect), +44 20 7920 9700 (London) or via e-mail at ge@dfking.com. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Tender Offer.

GE reserves the right, in its sole discretion, not to purchase any Securities or to extend, re-open, withdraw or terminate the Tender Offer and to amend or waive any of the terms and conditions of the Tender Offer in any manner, subject to applicable laws and regulations.

Unless stated otherwise, announcements in connection with the Tender Offer will be made available on GE’s website at www.genewsroom.com. Such announcements may also be made by (i) the issue of a press release and (ii) the delivery of notices to the Clearing Systems for communication to Direct Participants. Copies of all such announcements, press releases and notices can also be obtained from the Information and Tender Agent, the corresponding contact details for whom are set out above. Significant delays may be experienced where notices are delivered to the Clearing Systems and Holders are urged to contact the Information and Tender Agent for the relevant announcements relating to the Tender Offer. In addition, all documentation relating to the Tender Offer, together with any updates, will be available via the Offer Website: http://www.dfking.com/ge.

DISCLAIMER This announcement must be read in conjunction with the Offer to Purchase. This announcement and the Offer to Purchase contain important information which should be read carefully before any decision is made with respect to the Tender Offer. If you are in any doubt as to the contents of this announcement or the Offer to Purchase or the action you should take, you are recommended to seek your own financial, legal and tax advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Securities are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Tender Offer. None of GE (including as successor of General Electric Capital Corporation and General Electric Capital Services, Inc.), GE Capital International Funding Company Unlimited Company (formerly GE Capital International Funding Company), GE Capital European Funding Unlimited Company (formerly GE Capital European Funding), GE Capital UK Funding Unlimited Company (formerly GE Capital UK Funding), GE Capital Funding, LLC, and Security Capital Group Incorporated (for its own account and as successor of SUSA Partnership, L.P.) (collectively, the “Subsidiary Issuers”), the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates makes any recommendation as to whether or not Holders should tender their Securities in the Tender Offer.

None of GE, the Subsidiary Issuers, the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for the accuracy or completeness of the information concerning GE, the Securities or the Tender Offer contained in this announcement or in the Offer to Purchase. None of GE, the Subsidiary Issuers, the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates is acting for any Holder, or will be responsible to any Holder for providing any protections which would be afforded to its clients or for providing advice in relation to the Tender Offer, and accordingly none of GE, the Subsidiary Issuers, the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for any failure by GE to disclose information with regard to GE or the Securities which is material in the context of the Tender Offer and which is not otherwise publicly available.

General

This announcement is for informational purposes only. The Tender Offer was made solely pursuant to the Offer to Purchase. Neither this announcement nor the Offer to Purchase, or the electronic transmission thereof, constitutes an offer to sell or buy Securities, as applicable, in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer or solicitation under applicable securities laws or otherwise. The distribution of this announcement in certain jurisdictions may be restricted by law. In those jurisdictions where the securities, blue sky or other laws require the Tender Offer to be made by a licensed broker or dealer and the Dealer Managers or any of their respective affiliates is such a licensed broker or dealer in any such jurisdiction, the Tender Offer shall be deemed to have been made by the Dealer Managers or such affiliate (as the case may be) on behalf of GE in such jurisdiction.

No action has been taken in any jurisdiction that would permit the possession, circulation or distribution of either this announcement, the Offer to Purchase or any material relating to GE, any subsidiary of GE or the Securities in any jurisdiction where action for that purpose is required. Accordingly, none of this announcement, the Offer to Purchase or any other offering material or advertisements in connection with the Tender Offer may be distributed or published, in or from any such country or jurisdiction, except in compliance with any applicable rules or regulations of any such country or jurisdiction.

The distribution of this announcement and the Offer to Purchase in certain jurisdictions may be restricted by law. Persons into whose possession this announcement or the Offer to Purchase comes are required by GE, the Subsidiary Issuers, the Dealer Managers and the Information and Tender Agent to inform themselves about, and to observe, any such restrictions.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

This announcement does not constitute an offer of securities to the public in any Member State of the European Economic Area (a “Relevant State”). In any Relevant State, this communication is only addressed to and is only directed at qualified investors within the meaning of Article 2(e) of the Regulation (EU) 2017/1129 (as amended or superseded) (the “Prospectus Regulation”) in that Relevant State. This announcement and information contained herein must not be acted on or relied upon by persons who are not qualified investors within the meaning of Article 2(e) of the Prospectus Regulation.

In the United Kingdom, this communication is only addressed to and is only directed at qualified investors within the meaning of the Prospectus Regulation as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018, who are also: (i) persons falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)); or (ii) high net worth entities, and other persons to whom it may otherwise lawfully be communicated, falling within Article 49(2)(a) to (d) of the Financial Promotion Order (such persons together being “relevant persons”). The Securities are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such Securities will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on this document or any of its contents.

Each Holder participating in the Tender Offer will give certain representations in respect of the jurisdictions referred to above and generally as set out in the Offer to Purchase. Any tender of Securities pursuant to the Tender Offer from a Holder that is unable to make these representations will not be accepted. Each of GE, the Subsidiary Issuers, the Dealer Managers and the Information and Tender Agent reserves the right, in its absolute discretion, to investigate, in relation to any tender of Securities pursuant to the Tender Offer, whether any such representation given by a Holder is correct and, if such investigation is undertaken and as a result GE determines (for any reason) that such representation is not correct, such tender shall not be accepted.

Special Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements – that is, statements related to future events that by their nature address matters that are, to different degrees, uncertain. For details on the uncertainties that may cause our actual future results to be materially different than those expressed in our forward-looking statements, including (1) our success in executing and completing asset dispositions or other transactions, including our planned spin-offs of GE HealthCare and our portfolio of energy businesses that are planned to be combined as GE Vernova (Renewable Energy, Power, Digital and Energy Financial Services), and sales of our equity interests in Baker Hughes Company (Baker Hughes) and AerCap Holdings N.V. (AerCap) and our expected equity interest in GE HealthCare after its spin-off, the timing of closing for such transactions, the ability to satisfy closing conditions, and the expected proceeds, consideration and benefits to GE; (2) changes in macroeconomic and market conditions and market volatility, including impacts related to the COVID-19 pandemic, risk of recession, inflation, supply chain constraints or disruptions, rising interest rates, the value of securities and other financial assets (including our equity ownership positions in Baker Hughes and AerCap, and expected equity interest in GE HealthCare after its spin-off), oil, natural gas and other commodity prices and exchange rates, and the impact of such changes and volatility on our business operations, financial results and financial position and (3) our de-leveraging and capital allocation plans, including with respect to actions to reduce our indebtedness, the capital structures of the three public companies that we plan to form from our businesses, the timing and amount of dividends, share repurchases, organic investments, and other priorities, see https://www.ge.com/investor-relations/important-forward-looking-statement-information, as well as our SEC filings. We do not undertake to update our forward-looking statements.

About GE

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